EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Novelos Therapeutics, Inc., (the “Company”) for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned chief executive officer of the Company certifies, to his best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harry S. Palmin

Harry S. Palmin
President, Chief Executive Officer

Date: May 8, 2007